BDCA

BUSINESS DEVELOPMENT CORPORATION OF AMERICA
NOTICE OF WITHDRAWAL

NOTICE OF WITHDRAWAL OF TENDER
REGARDING SHARES HELD IN
BUSINESS DEVELOPMENT CORPORATION OF AMERICA

TENDERED PURSUANT TO THE OFFER TO PURCHASE

DATED FEBRUARY 4, 2014

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT, AND THIS NOTICE OF WITHDRAWAL MUST BE RECEIVED BY BUSINESS DEVELOPMENT CORPORATION OF AMERICA, EITHER BY HAND-DELIVERY OR MAIL, BEFORE 12:00 MIDNIGHT, EASTERN TIME, ON MARCH 6, 2014, UNLESS THE OFFER IS EXTENDED.

COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN BY HAND DELIVERY OR MAIL TO:

Business Development Corporation of America

405 PARK AVENUE, 3RD FLOOR

NEW YORK, NEW YORK 10022

YOU ARE RESPONSIBLE FOR CONFIRMING THAT THIS NOTICE OF WITHDRAWAL IS RECEIVED BY BUSINESS DEVELOPMENT CORPORATION OF AMERICA AT THE ADDRESS ABOVE.

BDCA

BUSINESS DEVELOPMENT CORPORATION OF AMERICA
NOTICE OF WITHDRAWAL

TENDERED PURSUANT TO THE OFFER TO PURCHASE DATED
FEBRUARY 4, 2014

LADIES AND GENTLEMEN:

The undersigned hereby withdraws the tender of its Shares to Business Development Corporation of America (the *"Company"*) for purchase by the Company that previously was submitted by the undersigned in a Letter of Transmittal dated ____________________, 201___.

This tender was in the amount of: _________________ Shares.

The undersigned recognizes that upon the receipt on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Shares previously tendered will not be purchased by the Company.

IMPORTANT: Signature of investor(s) or authorized person(s) should be exactly as appeared on subscription agreement

FOR INDIVIDUAL INVESTORS AND JOINT TENANTS

Signature of Investor(s) or Authorized Person(s)________________________________

Name of Signatory *(Please print)* ________________________________

Title of Authorized Person *(Please print)* ________________________________

Signature of Investor(s) or Authorized Person(s)________________________________

Name of Signatory *(Please print)* ________________________________

Title of Authorized Person *(Please print)* ________________________________

FOR OTHER INVESTORS

Signature of Investor(s) or Authorized Person(s)________________________________

Name of Signatory *(Please print)* ________________________________

Title of Authorized Person *(Please print)* ________________________________

Date (mm/dd/yyyy) ________________________________